Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Ameriprise Certificate Company (the “Company”) for the quarterly period ended September 30, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), William F. Truscott, as Chief Executive Officer of the Company and Ross P. Palacios, as Principal and Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)            The Report fully complies with the requirements of 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)            The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 5, 2010	By	/s/ William F. Truscott
William F. Truscott
Chief Executive Officer

Date: November 5, 2010	By	/s/ Ross P. Palacios
Ross P. Palacios
Chief Financial Officer